SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

June 18, 2008 (June 17, 2008)

DYNEGY INC.

DYNEGY HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware Delaware	001-33443 000-29311	20-5653152 94-3248415
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Louisiana, Suite 5800, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(713) 507-6400

(Registrant’s telephone number, including area code)

N.A.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On June 17, 2008, Dynegy Holdings Inc. (“DHI “), a Delaware corporation and wholly-owned subsidiary of Dynegy Inc. (“Dynegy”), entered into a Facility and Security Agreement (the “Facility Agreement“) with Morgan Stanley Capital Group Inc., as lender, issuing bank, collateral agent and paying agent.

Availability under the Facility Agreement is contingent on natural gas prices rising above $13/MMBtu. For every dollar increase in 2009 natural gas prices above $13/MMBtu, $40 million in capacity will be available, up to a total of $300 million. In the event that the Facility Agreement is utilized, it will complement existing liquidity instruments as a source of additional letters of credit to meet the company’s collateral requirements. Letter of credit availability will accrue interest at an annual rate of 3.2 percent, and the facility will fully amortize over the course of 2009.

Such letters of credit will be available for the purpose of supporting certain commercial and trading contracts and related netting agreements described in DHI’s Fifth Amended and Restated Credit Agreement dated as of April 2, 2007, as amended (the “Credit Agreement”).

The foregoing description of the Facility Agreement does not purport to be complete and is qualified in its entirety by reference to the Facility Agreement attached hereto as Exhibit 10.1.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required under Item 2.03 which is provided above under Item 1.01 is incorporated hereunder by reference.

Item 7.01	Regulation FD Disclosure.

A copy of the press release issued by Dynegy announcing the above transaction is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Pursuant to General Instruction B.2 of Form 8-K and Securities and Exchange Commission Release No. 33-8176, the information contained in the press release furnished as an exhibit hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. In addition, this Current Report on Form 8-K and the press release contain statements intended as “forward-looking statements” which are subject to the cautionary statements about forward-looking statements set forth in such press release.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Document

10.1

Facility and Security Agreement, dated June 17, 2008, by and among Dynegy Holdings Inc., Morgan Stanley Capital Services Inc., as lender and as issuing bank and Morgan Stanley Capital Services Inc. as collateral agent.

99.1	Dynegy Inc. press release dated June 17, 2008, announcing the Facility and Security Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNEGY INC.
(Registrant)

Dated: June 18, 2008	By:	/s/ KENT R. STEPHENSON
	Name:	Kent R. Stephenson
	Title:	Senior Vice President, Deputy General Counsel

DYNEGY HOLDINGS INC.
(Registrant)

Dated: June 18, 2008	By:	/s/ KENT R. STEPHENSON
	Name:	Kent R. Stephenson
	Title:	Senior Vice President, Deputy General Counsel

EXHIBIT INDEX

Exhibit No.	Document

10.1	Facility and Security Agreement, dated June 17, 2008, by and among Dynegy Holdings Inc., Morgan Stanley Capital Services Inc., as lender and as issuing bank and [Morgan Stanley Capital Services Inc.] as collateral agent.

99.1	Dynegy Inc. press release dated June 17, 2008, announcing Facility and Security Agreement.